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                                                                   EXHIBIT 10.13

                                 AMENDMENT NO. 4
                                       TO
                    AMENDED AND RESTATED MASTER CONSTRUCTION
                             AND TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER CONSTRUCTION AND TERM LOAN AGREEMENT, is entered into as of February 28, 2002 (the "AMENDMENT") among FCA Real Estate Holdings, LLC, a Delaware limited liability company ("BORROWER"); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent and administrative bank (in such capacity, "ADMINISTRATIVE BANK"), and as collateral agent (in such capacity, "COLLATERAL AGENT"); and the "Lender" parties to the Original Agreement described in this Amendment (each a "LENDER" and collectively "LENDERS").

                                    RECITALS:

         A. Borrower, Administrative Bank, Collateral Agent, and Lenders are parties to the Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000, as amended by Amendment No. 1 to Amended and Restated Master Construction and Term Loan Agreement dated as of June 14, 2001, by Amendment No. 2 to Amended and Restated Master Construction and Term Loan Agreement dated as of July 19, 2001, and by Amendment No. 3 to Amended and Restated Master Construction and Term Loan Agreement dated as of August 21, 2001 (as so amended, and as supplemented by the Supplements through the Series L Loan Supplement, the "ORIGINAL AGREEMENT"). All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement, as amended by this Amendment.

         B. U.S. Bank National Association is the sole Primary Lender for the Series F Loan. Borrower and U.S. Bank National Association, in its capacity as the Primary Lender for the Series F Loan, and not in its capacity as Collateral Agent or Administrative Bank, have requested that Administrative Bank and the other Lenders release the Project Collateral securing the Series F Loan from the Collateral securing the Loan. The Project Collateral for the Series F Loan is Borrower's sports and heath club facility located in Bloomington, Minnesota, as described in the Series F Loan Supplement.

         C. Subject to the terms and conditions of this Amendment, the Administrative Bank and the Lenders have agreed to Borrower's and U.S. Bank National Association's request.

         NOW, THEREFORE, the parties agree as follows:

         1. RELEASE OF SERIES F LOAN PROJECT COLLATERAL. Effective as of the date of this Amendment, Lenders hereby (i) release the Series F Loan Project Collateral from the Collateral, with the same effect, as among the Lenders (but not as between U.S. Bank National Association and Borrower), as if the Series F Loan had been repaid in full, and (ii) authorize Collateral Agent to execute and deliver an assignment of all of the interest of

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Collateral Agent and Lenders in the Series F Loan Project Collateral to U.S.
Bank National Association, for its own benefit, and not as Collateral Agent, Administrative Bank, or a Lender.

         2. REPRESENTATIONS AND WARRANTIES. To induce Administrative Bank, Collateral Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Bank, Collateral Agent and Lenders as follows:

                  (a) The execution, delivery and performance by Borrower of the Original Agreement as amended by this Amendment and any other documents to be executed and/or delivered by Borrower in connection with this Amendment have been duly authorized by all necessary company action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any member), do not and will not conflict with, result in any violation of or constitute any default under, any provision of Borrower's Articles of Organization, Member Control Agreement or Operating Agreement, any agreement binding on or applicable to Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to Borrower or any of its property;

                  (b) The representations and warranties contained in the Original Agreement are true and correct as of the date of this Amendment as though made on that date except to the extent that such representations and warranties relate solely to an earlier date and except that the representations and warranties set forth in Section
         IV.5 of the Original Agreement with respect to the audited or unaudited financial statements of Borrower or Lessee, as the case may be, shall be deemed to be a reference to the most recent audited or unaudited financial statements of the relevant Person delivered to Lenders pursuant to Section V.7 of the Original Agreement;

                  (c) (i) No events have taken place and no circumstances exist at the date of this Amendment that would give Borrower the right to assert a defense, offset or counterclaim to any claim by Administrative Bank or any Lender for payment of any Note; and (ii) Borrower hereby releases and forever discharges Administrative Bank, each Lender and their respective successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, that Borrower ever had or now has against such Person by virtue of such Person's relationship to Borrower in connection with the Loan Documents and the transactions related to the Loan Documents;

                  (d) The Original Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower, remains in full force and effect and is

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         enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies; and

                  (e) No Default or Event of Default exists before or after giving effect to this Amendment.

         3.       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) From and after the date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Original Agreement, and each reference to the "Credit Agreement", "Loan Agreement", "thereunder", "thereof', "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended by this Amendment; and

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Administrative Bank, any Lender, or Collateral Agent under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.

         4. COSTS, EXPENSES AND TAXES. Borrower shall pay on demand all costs and expenses of Administrative Bank and each Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered in connection with this Amendment, including their reasonable attorneys' fees and legal expenses. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered under this Amendment, and agrees to save Administrative Bank and each Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in Borrower's paying or omission to pay, such taxes or fees.

         5. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         6. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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         7.       COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                           BORROWER:

                           FCA Real Estate Holdings, LLC

                           By:      LIFE TIME FITNESS, Inc., its Manager


                                    By:________________________________
                                    Its:_______________________________

                           ADMINISTRATIVE BANK, COLLATERAL AGENT, AND
                           LENDER:

                           U.S. Bank National Association

                           By:      ______________________________________
                                    Karen E. Weathers, its Vice President

                           LENDER:

                           Bank One, Michigan

                           By:      ____________________________________________
                                    Kathryn A. Pothier, its First Vice President

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                           LENDER:

                           MB Financial Bank, N.A. (successor to Manufacturers
                           Bank)

                           By:      ____________________________________________
                                    Joseph P. Valenti, its Senior Vice President